Exhibit 99.1

NioCorp Announces Closing of Financing Agreement

CENTENNIAL, Colo., April 12, 2024 — NioCorp Developments Ltd. ("NioCorp" or the "Company") (Nasdaq: NB; TSX: NB) today announced that it has closed (the “Closing”) a private placement (the “Private Placement”) of US$8,000,000 aggregate principal amount of unsecured notes of NioCorp (the “Notes”). Pursuant to the terms of the Notes, subject to certain exceptions as described below, on the first day of each calendar month, beginning on June 1, 2024 (excluding August 2024) (the “Payment Date”), the Company will be required to repay a portion of the outstanding balance of all of the Notes, on a pro-rata basis, in an amount equal to the sum of (i) US$1,400,000 of principal (or the outstanding principal if less than such amount) in the aggregate among all of the outstanding Notes, plus (ii) 8.0% of the principal amount being paid (the “Payment Premium”), and (iii) accrued and unpaid interest, if any, as of the Payment Date. The Company is required to make payments on each Payment Date until the entire outstanding principal is repaid, but will not have an obligation to make a payment on a Payment Date if the Equity Conditions (as defined below) are satisfied.

At the Closing, NioCorp issued to the Purchasers (as defined below), in proportion to the aggregate principal amount of Notes issued to each Purchaser, warrants (the “Warrants” and together with the Notes, the “Securities”) to purchase up to 615,385 common shares (the “Warrant Shares”), without par value, of NioCorp (“Common Shares”), which is equal to 25% of the aggregate principal amount of Notes issued to the Purchasers divided by US$3.25 (the “Exercise Price”), subject to any adjustment to give effect to any stock dividend, stock split or recapitalization.

The Securities were issued and sold to certain purchasers (the “Purchasers”), including YA II PN, Ltd. (“Yorkville”), an investment fund managed by Yorkville Advisors Global, LP, pursuant to a Securities Purchase Agreement, dated April 11, 2024 (the “Purchase Agreement”), by and between NioCorp and each of the Purchasers. Pursuant to the Purchase Agreement, the Purchasers advanced an aggregate of US$6,960,000 to NioCorp in consideration of the issuance by NioCorp to the Purchasers of US$8,000,000 aggregate principal amount of Notes and the Warrants at the time of Closing.

The Private Placement was conducted in accordance with Section 602.1 of the Toronto Stock Exchange (the “TSX”) Company Manual, which provides that the TSX will not apply its standards to certain transactions involving “eligible interlisted issuers” on a recognized exchange, such as The Nasdaq Stock Market LLC (“Nasdaq”). The Notes, the Warrants and the Underlying Shares (as defined below) were offered and issued, or will be issued, on a private offering basis pursuant to the exemption from the registration requirements of the U.S. Securities Act of 1933 (the “Securities Act”) provided by Section 4(a)(2) thereof, in each case,

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

pursuant to the representations and covenants each of the Purchasers made to the Company pursuant to the Purchase Agreement.

NioCorp intends to use the proceeds from the Private Placement for general working capital purposes, including for accounts payable, other payables and operating expenses, and to satisfy the fees and expenses incurred in connection with the Private Placement.

Subject to certain limitations, including those as described below, contained within the Notes, holders of the Notes will be entitled to convert the principal amount of, accrued and unpaid interest, if any, and any Payment Premium that has become due and payable on each Note, from time to time over their term, into a number of Common Shares equal to the quotient of the amount being converted divided by a fixed conversion price of US$2.75 per Common Share (the “Conversion Price”) up to a maximum of 3,141,817 Common Shares (together with the Warrant Shares, the “Underlying Shares”). The terms of the Notes and the Warrants restrict the conversion of the Notes or exercise of Warrants by a holder if such a conversion or exercise would cause such holder to exceed certain beneficial ownership thresholds in NioCorp.

The Notes are the unsecured obligations of NioCorp and will mature on December 31, 2024. The Notes will incur a simple interest rate obligation of 0.0% per annum (which will increase to 18.0% per annum upon the occurrence of an event of default). The outstanding principal amount of, accrued and unpaid interest, if any, on, and Payment Premium, if any, on the Notes must be paid by NioCorp in cash when the same becomes due and payable under the terms of the Notes at their stated maturity, upon their redemption or otherwise.

As mentioned above, the Company is required to make payments on each Payment Date until the entire outstanding principal is repaid, but will not have an obligation to make a payment on a Payment Date if the Equity Conditions are satisfied. The “Equity Conditions” means (i) on each of the five consecutive trading days prior a Payment Date (the “Measuring Period”) the Underlying Shares Registration Statement (as defined below) is effective and available for the resale by the Purchasers of all Underlying Shares, (ii) the Company has no knowledge of any fact that would cause the Underlying Shares Registration Statement not to be effective and available for the resale of the Underlying Shares, (iii) on each day during the Measuring Period, the Common Shares are designated for quotation on Nasdaq, or on such other market or exchange on which the Common Shares are then listed or traded to the extent such other market or exchange is the principal U.S. trading market for the Common Shares (the “Principal U.S. Market”), and have not been suspended from trading nor have delisting or suspension of trading been threatened or pending, (iv) during the Measuring Period, an event of default has not occurred, (v) on each trading day during the Measuring Period, the daily U.S. dollar volume-weighted average price (“VWAP”) for a Common Share on the Principal U.S. Market as reported by Bloomberg Financial Markets is greater than 120% of the Conversion Price, (vi) on each trading day during the Measuring Period the average daily volume traded exceeded US$500,000, and (vii) there is no limitation on conversion under the terms of Notes. In addition, any Payment Date and the amount payable to the holder of a Note on any such Payment Date may be modified from time to time upon mutual written consent of the Company and such holder.

Pursuant to the terms of the Notes, to the extent a holder is a party to the Standby Equity Purchase Agreement, dated March 17, 2023, by and between the Company and Yorkville (the “SEPA”), for so long as any amount remains outstanding under such holder’s Note, the amount of cash received by the Company as payment from such holder in respect of an Advance (as defined in the SEPA) is subject to a right of offset, exercisable in such holder’s sole discretion, against an equal amount of principal, accrued and unpaid

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

interest, if any, and other amounts that have become due and payable under the Note, not to exceed US$1,512,000 in any calendar month.

The Notes may also be redeemed at NioCorp’s option at any time and from time to time over their term at a redemption price equal to the principal amount being redeemed, plus the Payment Premium, plus accrued and unpaid interest, if any, as of the redemption date.

The Notes contain events of default customary for instruments of their type (with customary grace periods, as applicable) and provide that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to NioCorp, all outstanding Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then any holder may declare all of its Notes to be due and payable immediately.

The Warrants will be exercisable, in whole or in part, but not in increments of less than US$50,000 aggregate Exercise Price (unless the remaining aggregate Exercise Price is less than US$50,000), at any time on or before the three-year anniversary of the date the Warrants were issued. Holders of the Warrants may exercise their Warrants, at their election, by paying the Exercise Price in cash or on a cashless exercise basis, if at any time there is no effective registration statement or prospectus available for the resale of the underlying Common Shares or an event of default under the Notes has occurred and is continuing.

The Warrants will be subject to adjustment for any stock dividend or other distribution, stock split, reverse stock split or recapitalization.

The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations by each party. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to such agreement and are subject to certain important limitations.

The Purchase Agreement also contains certain covenants that, among other things, limit NioCorp’s ability to use the proceeds from the Private Placement to repay related party debt or to enter into any variable rate transaction other than with Yorkville, subject to certain exceptions, and to distribute proceeds from the Private Placement to subsidiaries other than Elk Creek Resources Corporation ("ECRC") and 0896800 B.C. Ltd. (together with ECRC, the "Guarantors"), upon the entry by the Guarantors into a global guaranty agreement, dated as of April 11, 2024, among the Guarantors in favor of the Purchasers (the "Guaranty Agreement"). Pursuant to the Guaranty Agreement, the Guarantors guaranteed the full, prompt and unconditional payment when due (whether at maturity , by acceleration or otherwise), and the performance of all liabilities, agreements and other obligations of NioCorp to the Purchasers contained in the Notes, the Warrants and the Purchase Agreement, to the extent such liabilities, agreements and obligations are payable in cash.

On April 11, 2024, in connection with the Purchase Agreement, NioCorp and Yorkville also entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which NioCorp has agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (the “Underlying Shares Registration Statement”) registering the resale by the Purchasers of the Underlying Shares under the Securities Act, as soon as practicable but no later than May 15, 2024, and to use its reasonable best efforts to have the Underlying Shares Registration Statement declared effective as soon as practicable after the filing thereof, but in no event later than the 60th calendar day following the filing date

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

thereof. NioCorp further agreed to use its reasonable best efforts to cause the Underlying Shares Registration Statement to remain continuously effective for a period that will terminate upon the first date on which all of the Underlying Shares may be sold without restriction, including volume and manner-of-sale restrictions, pursuant to Rule 144 under the Securities Act or have been sold by Purchasers. NioCorp also granted to the Purchasers certain demand rights for underwritten shelf takedowns and piggyback registration rights with respect to the Underlying Shares.

This news release does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of any of the Securities in any jurisdiction in which such offer, solicitation or sale would be unlawful, including any of the Securities in the United States of America. The Securities have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold within the United States or to, or for account or benefit of, U.S. Persons (as defined in Regulation S under the Securities Act) unless registered under the Securities Act and applicable state securities laws, or an exemption from such registration requirements is available.

For More Information:

Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., (720) 334-7066, jim.sims@niocorp.com

About NioCorp

NioCorp is developing a critical minerals project in Southeast Nebraska that is expected to produce niobium, scandium, and titanium, subject to the receipt of sufficient project financing. The Company also is evaluating the potential to produce several rare earths from the Elk Creek Critical Minerals Project (the “Elk Creek Project”). Niobium is used to produce specialty alloys as well as High Strength, Low Alloy steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of Neodymium-Iron-Boron magnets, which are used across a wide variety of defense and civilian applications.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements regarding the Private Placement, including the number of Common Shares that may be purchased pursuant to the Warrants or received upon conversion of Notes, the anticipated benefits of and use of proceeds from the Private Placement, the ability of the Company to make payments under the Purchase Agreement, the timing for and effectiveness of the Underlying Shares Registration Statement and the expected and potential production of the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: NioCorp’s ability to receive sufficient project financing. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp with the SEC and with the applicable Canadian securities regulatory authorities and the following: NioCorp’s ability to recognize the anticipated benefits of the business combination with GX Acquisition Corp. II (the “Business Combination”) and the SEPA (together with the Business Combination, the “Transactions”) with Yorkville, including NioCorp’s ability to access the full amount of the expected net proceeds under the SEPA over the next three years; unexpected costs related to the Transactions; NioCorp’s ability to recognize the anticipated benefits of the Private Placement; NioCorp’s ability to meet its obligations under the Registration Rights Agreement; the outcome of any legal proceedings that may be instituted against NioCorp following closing of the Transactions; NioCorp’s ability to receive a final commitment of financing from the Export-Import Bank of the United States on the anticipated timeline, on acceptable terms, or at all; NioCorp’s ability to continue to meet the listing standards of Nasdaq; NioCorp’s ability to operate as a going concern; risks relating to the Common Shares, including price volatility, lack of dividend payments and dilution or the perception of the likelihood any of the foregoing; NioCorp’s requirement of significant additional capital; the extent to which NioCorp’s level of indebtedness and/or the terms contained in agreements governing NioCorp’s indebtedness or the SEPA may impair NioCorp’s ability to obtain additional financing; covenants contained in agreements with NioCorp’s secured creditors that may affect its assets; NioCorp’s limited operating history; NioCorp’s history of losses; the material weakness in NioCorp’s internal control over financial reporting, NioCorp’s efforts to remediate such material weakness and the timing of remediation; the possibility that NioCorp may qualify as a passive foreign investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”); the potential that the Transactions could result in NioCorp becoming subject to materially adverse U.S. federal income tax consequences as a result of the application of Section 7874 and related sections of the Code; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future off take agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; the results of metallurgical testing; changes in demand for and price of commodities (such as fuel and electricity) and currencies; competition in the mining industry; changes or disruptions in the securities markets; legislative, political or economic developments, including changes in federal and/or state laws that may significantly affect the mining industry; the impacts of climate change, as well as actions taken or required by governments related to strengthening resilience in the face of potential impacts from climate change; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the timing and reliability of sampling and assay data; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

development programs; operating or technical difficulties in connection with exploration, mining, or development activities; management of the water balance at the Elk Creek Project site; land reclamation requirements related to the Elk Creek Project; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com